As filed with the Securities and Exchange Commission on August 21, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 – June 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

Adams Harkness Small Cap Growth Fund

Semi-Annual Report
June 30, 2014
(Unaudited)

ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Shares	Security Description	Value

Common Stock - 98.6%
Apparel & Luxury Goods - 5.5%
6,298	G-III Apparel Group, Ltd. (a)	$514,294
7,035	Kate Spade & Co. (a)	268,315
9,840	Skechers U.S.A., Inc., Class A (a)	449,688
7,135	Vince Holding Corp. (a)	261,284
		1,493,581
Biotechnology - 2.2%
1,100	Alnylam Pharmaceuticals, Inc. (a)	69,487
6,360	Exact Sciences Corp. (a)	108,311
9,915	MiMedx Group, Inc. (a)	70,297
4,945	NPS Pharmaceuticals, Inc. (a)	163,432
3,205	Ophthotech Corp. (a)	135,604
4,285	Sangamo BioSciences, Inc. (a)	65,432
		612,563
Business Services - 4.2%
5,715	Huron Consulting Group, Inc. (a)	404,736
15,590	Kforce, Inc.	337,524
14,280	Korn/Ferry International (a)	419,404
		1,161,664
Consumer Discretionary - 9.2%
2,540	Buffalo Wild Wings, Inc. (a)	420,903
7,915	Burlington Stores, Inc. (a)	252,172
8,885	Del Frisco's Restaurant Group, Inc. (a)	244,871
16,925	Gentherm, Inc. (a)	752,316
11,100	Malibu Boats, Inc., Class A (a)	223,110
13,295	Sonic Corp. (a)	293,554
14,325	Tuesday Morning Corp. (a)	255,271
2,495	Zoe's Kitchen, Inc. (a)	85,778
		2,527,975
Energy - 8.6%
8,195	Athlon Energy, Inc. (a)	390,902
4,710	Basic Energy Services, Inc. (a)	136,119
6,970	Bonanza Creek Energy, Inc. (a)	398,614
10,325	C&J Energy Services, Inc. (a)	348,779
18,000	Callon Petroleum Co. (a)	209,700
6,765	Carrizo Oil & Gas, Inc. (a)	468,544
7,715	Penn Virginia Corp. (a)	130,769
4,955	RigNet, Inc. (a)	266,678
		2,350,105
Financial Services - 2.6%
6,690	Bank of the Ozarks, Inc.	223,780
411	Customers Bancorp, Inc. (a)	8,224
6,180	Home BancShares, Inc.	202,828
11,815	Western Alliance Bancorp. (a)	281,197
		716,029

Shares	Security Description	Value

Health-Care - 10.3%
5,890	Acadia Healthcare Co., Inc. (a)	$267,995
4,888	DexCom, Inc. (a)	193,858
2,714	ExamWorks Group, Inc. (a)	86,115
15,285	Globus Medical ,Inc. (a)	365,617
3,920	Greatbatch, Inc. (a)	192,315
5,875	ICON PLC (a)	276,771
4,644	LDR Holding Corp. (a)	116,147
4,395	LifePoint Hospitals, Inc. (a)	272,930
7,925	Molina Healthcare, Inc. (a)	353,693
14,910	STAAR Surgical Co. (a)	250,488
5,515	Team Health Holdings, Inc. (a)	275,419
5,250	Wright Medical Group, Inc. (a)	164,850
		2,816,198
Industrials - 19.2%
3,550	Acuity Brands, Inc.	490,787
26,050	Commercial Vehicle Group, Inc. (a)	261,542
11,365	H&E Equipment Services, Inc. (a)	413,004
26,725	Headwaters, Inc. (a)	371,210
10,825	InnerWorkings, Inc. (a)	92,013
42,870	JetBlue Airways Corp. (a)	465,139
19,595	Knight Transportation, Inc.	465,773
12,155	Mobile Mini, Inc.	582,103
2,610	Paylocity Holding Corp. (a)	56,454
5,210	Polypore International, Inc. (a)	248,673
4,300	Saia, Inc. (a)	188,899
7,815	Spirit Airlines, Inc. (a)	494,221
18,830	Swift Transportation Co. (a)	475,081
11,515	William Lyon Homes, Class A (a)	350,517
10,085	XPO Logistics, Inc. (a)	288,633
		5,244,049
Machinery - 1.6%
1,000	Proto Labs, Inc. (a)	81,920
24,060	Wabash National Corp. (a)	342,855
		424,775
Materials - 5.6%
4,180	Flotek Industries, Inc. (a)	134,429
23,335	Globe Specialty Metals, Inc.	484,901
14,320	Horsehead Holding Corp. (a)	261,483
11,715	US Silica Holdings, Inc.	649,480
		1,530,293
Pharmaceuticals - 3.3%
6,070	Akorn, Inc. (a)	201,827
12,320	AVANIR Pharmaceuticals, Inc. (a)	69,485
4,450	Flamel Technologies, ADR (a)	66,083
6,075	Pacira Pharmaceuticals, Inc. (a)	558,049
		895,444
Specialty Retail - 6.1%
4,745	ANN, Inc. (a)	195,209

See Notes to Financial Statements.                                     1

ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Shares	Security Description	Value

3,135	Asbury Automotive Group, Inc. (a)	$215,500
4,260	Lithia Motors, Inc., Class A	400,738
6,800	Mattress Firm Holding Corp. (a)	324,700
13,655	The Finish Line, Inc., Class A	406,100
4,340	Zumiez, Inc. (a)	119,741
		1,661,988
Technology - 20.2%
6,160	Aspen Technology, Inc. (a)	285,824
5,760	Cavium, Inc. (a)	286,042
12,505	Constant Contact, Inc. (a)	401,535
5,445	Demandware, Inc. (a)	377,720
5,485	Electronics For Imaging, Inc. (a)	247,922
5,960	Everyday Health, Inc. (a)	110,141
19,699	Inphi Corp. (a)	289,181
36,015	Integrated Device Technology, Inc. (a)	556,792
8,760	InvenSense, Inc. (a)	198,764
6,995	Manhattan Associates, Inc. (a)	240,838
9,455	Marchex, Inc., Class B	113,649
9,955	Methode Electronics, Inc.	380,380
11,625	Monolithic Power Systems, Inc.	492,319
8,005	Proofpoint, Inc. (a)	299,867
1,195	Synaptics, Inc. (a)	108,315
2,990	Trulia, Inc. (a)	141,666
5,480	Veeco Instruments, Inc. (a)	204,185
10,485	VeriFone Systems, Inc. (a)	385,324
3,920	WebMD Health Corp. (a)	189,336
1,800	Yelp, Inc. (a)	138,024
645	Zillow, Inc., Class A (a)	92,190
		5,540,014
Total Common Stock (Cost $23,902,832)		26,974,678
Total Investments - 98.6% (Cost $23,902,832)*		$26,974,678
Other Assets & Liabilities, Net – 1.4%		380,902
Net Assets – 100.0%		$27,355,580

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,292,793
Gross Unrealized Depreciation	(220,947)
Net Unrealized Appreciation	$3,071,846

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$26,974,678
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$26,974,678

The Level 1 value displayed in this table is Common Stock. Refer to the Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2014.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Apparel & Luxury Goods	5.5%
Biotechnology	2.3%
Business Services	4.3%
Consumer Discretionary	9.4%
Energy	8.7%
Financial Services	2.7%
Health-Care	10.4%
Industrials	19.4%
Machinery	1.6%
Materials	5.7%
Pharmaceuticals	3.3%
Specialty Retail	6.2%
Technology	20.5%
100.0%

See Notes to Financial Statements.                      2

ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2014

ASSETS
Total investments, at value (Cost $23,902,832)	$26,974,678
Cash	714,525
Receivables:
Fund shares sold	23,972
Investment securities sold	367,355
Dividends and interest	2,929
Prepaid expenses	12,364
Total Assets	28,095,823

LIABILITIES
Payables:
Investment securities purchased	700,490
Fund shares redeemed	14,791
Accrued Liabilities:
Investment adviser fees	12,388
Trustees’ fees and expenses	13
Fund services fees	2,669
Other expenses	9,892
Total Liabilities	740,243

NET ASSETS	$27,355,580

COMPONENTS OF NET ASSETS
Paid-in capital	$23,829,432
Distributions in excess of net investment income	(252,878)
Accumulated net realized gain	707,180
Net unrealized appreciation	3,071,846
NET ASSETS	$27,355,580
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,449,823
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$18.87
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.                                              3

ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014

INVESTMENT INCOME
Dividend income	$20,239
Interest income	782
Total Investment Income	21,021
Adviser
EXPENSES
Investment adviser fees	151,891
Fund services fees	81,594
Shareholder service fees	37,973
Custodian fees	2,191
Registration fees	8,384
Professional fees	15,504
Trustees' fees and expenses	654
Miscellaneous expenses	13,193
Total Expenses	311,384
Fees waived and expenses reimbursed	(37,981)
Net Expenses	273,403

NET INVESTMENT LOSS	(252,382)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(274,104)
Net change in unrealized appreciation (depreciation) on investments	(845,414)
NET REALIZED AND UNREALIZED LOSS	(1,119,518)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,371,900)

See Notes to Financial Statements.                                              4

ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
OPERATIONS
Net investment loss	$(252,382)	$(294,871)
Net realized gain (loss)	(274,104)	4,504,662
Net change in unrealized appreciation (depreciation)	(845,414)	2,785,999
Increase (Decrease) in Net Assets Resulting from Operations	(1,371,900)	6,995,790

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(108,434)
Net realized gain	-	(1,251,341)
Total Distributions to Shareholders	-	(1,359,775)

CAPITAL SHARE TRANSACTIONS
Sale of shares	6,835,868	21,288,627
Reinvestment of distributions	-	1,266,338
Redemption of shares	(10,500,774)	(7,197,567)
Redemption fees	1,083	1,927
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,663,823)	15,359,325
Increase (Decrease) in Net Assets	(5,035,723)	20,995,340

NET ASSETS
Beginning of Period	32,391,303	11,395,963
End of Period (Including line (a))	$27,355,580	$32,391,303

SHARE TRANSACTIONS
Sale of shares	352,420	1,126,394
Reinvestment of distributions	-	70,105
Redemption of shares	(560,683)	(391,442)
Increase (Decrease) in Shares	(208,263)	805,057

(a) Distributions in excess of net investment income.	$(252,878)	$(496)

See Notes to Financial Statements.                                                    5

ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended June 30, 2014
			For the Years Ended December 31,
			2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning
of Period	$19.54		$13.36	$11.83	$12.59	$9.34	$7.69
INVESTMENT OPERATIONS
Net investment loss (a)		(0.16)	(0.29)	(0.17)	(0.20)	(0.23)	(0.23)
Net realized and unrealized
gain (loss)		(0.51)	7.43	1.70	(0.56)	3.48	1.88
Total from Investment
Operations		(0.67)	7.14	1.53	(0.76)	3.25	1.65
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.13)	—	—	—	—
Net realized gain	—		(0.83)	—	—	—	—
Total Distributions to Shareholders	—		(0.96)	—	—	—	—
REDEMPTION FEES (a)	—	(b)	— (b)	—	— (b)	— (b)	— (b)
NET ASSET VALUE, End
of Period	$18.87		$19.54	$13.36	$11.83	$12.59	$9.34
TOTAL RETURN	(3.43	)%(c)	54.15%	12.93%	(6.04)%	34.80%	21.46%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$27,356	$32,391		$11,396	$10,765	$13,007	$12,404
Ratios to Average Net Assets:
Net investment loss	(1.66	)%(d)	(1.66)%	(1.26)%	(1.59)%	(2.25)%	(2.97)%
Net expense	1.80	%(d)	1.80%	1.80%	1.80%	2.34%	3.08%
Gross expense (e)	2.05	%(d)	2.71%	3.44%	3.40%	3.63%	4.01%
PORTFOLIO TURNOVER RATE	151	%(c)	295%	294%	324%	319%	381%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                                 6

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 1. Organization

The Adams Harkness Small Cap Growth Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

7

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they

8

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

are filed. As of June 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Note 3. Fees and Expenses

Investment Adviser – AH Lisanti Capital Growth, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary

9

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

During the period, certain Fund service providers have voluntarily agreed to waive a portion of their fees. The Fund’s Adviser has voluntarily agreed to waive a portion of its fees and/or reimburse expenses to cap the expense ratio at 1.80% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). These voluntary waivers may be reduced or eliminated at any time. For the six months ended June 30, 2014, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$15,677	$22,304	$37,981

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the six months ended June 30, 2014, were $44,947,485 and $48,164,028,  respectively.

Note 6. Federal Income Tax

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$910,220
Undistributed Long-Term Gain	196,101
Unrealized Appreciation	3,791,727
Total	$4,898,048

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and passive foreign investment companies.

10

ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

11

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION
JUNE 30, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.ahsmallcap.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014, through June 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not

12

ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION
JUNE 30, 2014

 reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2014	June 30, 2014	Period*	Ratio*
Actual	$1,000.00	$965.70	$8.77	1.80%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.87	$9.00	1.80%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

13

TABLE OF CONTENTS

A Message to Our Shareholders                1
Performance Chart and Analysis                    7
Schedule of Investments             8
Statement of Assets and Liabilities                      11
Statement of Operations                     12
Statement of Changes in Net Assets                13
Financial Highlights                                         14
Notes to Financial Statements                        15
Additional Information                        20

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

Dear Fellow Shareholder,

The Polaris Global Value Fund (the "Fund") outperformed the benchmark, MSCI World Index (the "Index"), for the six-month period ended June 30, 2014. The Fund returned 6.73% versus the Index, which was up 6.18%. We believe that the outperformance year-to-date and over longer annualized periods is attributable to Polaris’ value philosophy, global investment universe and fundamental stock analysis conducted by an experienced investment research team.

Recent accolades have included a four-star Morningstar Overall Rating™ for risk-adjusted performance among 825 World Stock funds for the period ended June 30, 2014. Additionally, the Fund received two 2014 Lipper Fund Awards in the global multi-cap value fund category, as the Fund posted strong returns for the 3- and 5-year periods through December 31, 2013. In the Lipper Universe, a total of 60 funds over a three-year period, and 47 funds over a five-year period, were eligible for this category distinction. The Fund has been recognized by Lipper many times in the past for its performance during 3-, 5- and 10-year periods.

	2014			Annualized As of June 30, 2014
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	6.73%	2.23%	4.41%	27.86%	15.36%	19.30%	7.97%	8.84%	10.96%	10.07%
MSCI World Index	6.18%	4.86%	1.26%	24.05%	11.81%	14.99%	7.25%	4.17%	7.19%	6.61%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund’s total annual operating expense ratio is 1.32%. However, the Adviser has agreed to waive its fee and/or reimburse expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.99% through April 30, 2015. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. Past performance is no guarantee of the Fund's future performance, and an investment should not be made based solely on returns.

SIX MONTH PERFORMANCE ANALYSIS:

The Fund’s continued success against the benchmark was attributed to positive absolute performance in all sectors, led by health care, consumer discretionary and materials. More than 30% of the Fund’s holdings posted double-digit returns with notable contributions from Forest Laboratories, Greencore Group, Duni AB and Teva Pharmaceutical. Smallest sector contributors included information technology and industrials, with companies GTECH, Wincor Nixdorf and Marathon Petroleum Corp. detracting.

Nearly one third of Fund performance was due to holdings in the health care sector, with all seven companies in positive territory. Pharmaceutical maker Forest Laboratories had double digit returns on news of its acquisition by Actavis PLC, the world’s second largest generic drug maker. Prior to this transaction, Forest Labs conducted a company restructuring,

1

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

increased its product pipeline and initiated a stock buyback, all of which helped boost the stock valuation at the time of Actavis’ $25 billion acquisition bid. The aggressive bid by Actavis also boosted the stock price of Teva Pharmaceutical, another large generic drug maker in the Fund’s portfolio.

Performance in consumer staples holdings was spearheaded by Irish convenience food producer Greencore Group. Greencore made a strategic acquisition of Lettieri’s, a U.S. manufacturer of food-to-go products for convenience stores like 7-Eleven. The company also announced plans to build a greenfield sandwich manufacturing facility in Rhode Island, which is expected to service New England and New York. Japan’s Asahi Group Holdings and Meiji Holdings also added to sector gains. Asahi Group is capturing market share for beer in Japan and its soft drink margins continue to improve.

Strong results in the materials sector included German flavors and fragrance maker, Symrise, and specialty crop fertilizer company, Yara International. Symrise was up after announcing stable results from each of its divisions worldwide, with notable sales in emerging countries. Subsequently, the company completed a capital raise to finance its acquisition of French food ingredient maker Diana Group. An early 2014 purchase, Norway-based Yara International reported strong earnings, with better operating margins, while announcing record deliveries and an impressive order book through 2014. LANXESS AG, a specialty chemical company engaged in synthetic rubber and tire durability products, was another material purchase during the first quarter of 2014.

The share price for Duni AB, a Swedish table napkin maker, rose admirably during the six-month period, which helped offset subpar performance among other consumer discretionary holdings. In an earnings release, Duni highlighted improved operating profitability and European market share gains. The company also announced the acquisition of Paper+Design Group, a German company with a dominant position in designer napkins sold in consumer markets throughout Europe. British homebuilders added to sector performance, benefiting from rising home prices and volumes, as well as the extension of the U.K. government home buying scheme. The main consumer discretionary detractor was Italian lottery/gaming operator GTECH, which dropped after rumors emerged of a potentially expensive acquisition of a casino machine equipment manufacturer. Investors were concerned that the proposed transaction would add more debt to GTECH’s balance sheet.

Only one consumer discretionary stock was sold during the six-month period. Valassis Communications, a U.S. direct mail/geography targeted advertising company, was originally added to the Fund in October 2013. By mid-February 2014, the company was acquired by Harland Clarke Holdings Corp. at a 20% premium over Valassis’ closing price as of December 17, 2013.

Financials were led by Swedish investment holding company Investor AB, as its net asset value increased by 11% during the six-month period on the back of good core investment returns from SEB, Atlas Copco, AstraZeneca and others. German reinsurers Munich Re: and Hannover Re: also contributed. U.S. bank Southwest Bancorp reported positive fourth quarter and annual 2013 earnings and reinstated quarterly common stock dividends. The company’s optimism extended to the hiring of professionals tasked with building Southwest’s loan portfolio. Texas-based International Bancshares reported healthy first quarter 2014 results. The banking institution pointed to rising net interest margins, attributable to higher net interest income from its investment portfolio, an increase in outstanding high quality loans, and a decrease in interest expense on securities sold under repurchase agreements. The main sector detractor was Standard Chartered, which announced slower growth in emerging markets and a write-down on its South Korean business. During the six-month period, we purchased Norwegian savings bank Sparebank 1 SR, which has low loan losses and improving

2

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

net interest margins, and N.Y.-based Dime Community Bancshares.

The Fund’s utility holdings were led by double-digit returns in Hong Kong water utility Guangdong Investment and U.S. clean energy company NextEra. Guangdong instituted quarterly reporting, signaling greater transparency for investors, and announced wastewater expansion initiatives. Water tariff increases are also anticipated during upcoming contract renegotiations.

Strong performance within the telecommunications sector was due to U.S.-based Frontier Communications, and Germany-based Freenet AG and Deutsche Telekom. Frontier reported stable fourth quarter 2013 earnings that beat analyst estimates, benefiting from customer retention, increased revenue per customer and new broadband subscribers. The company expects that the AT&T Connecticut wireline purchase may help increase Frontier’s free cash flow and dividend payouts. Freenet exceeded its own guidance for 2013, led by mobile communications and digital lifestyle services.

High energy prices in combination with merger & acquisition activity in oil exploration and production helped boost energy sector returns. The Fund’s holdings in Sasol, Marathon Oil, Tullow Oil and Maurel et Prom contributed.  We purchased Tullow Oil in late 2013 on the expectation that political turbulence in oil producing nations will continue and the resulting supply disruptions will sustain higher oil prices; this theory held merit, as oil prices remained firm in the first half of 2014. Tullow’s reserves have nearly tripled in the past seven years and the company has a large position in Ghana, Uganda and Kenya, where it helped discover vast oil and gas resources.

Industrial sector returns were mixed, with positive performance by Loomis AB, General Dynamics, Trevi Finanziaria and BBA Aviation offset by negative returns in four Finnish companies, many of which have previously capitalized on emerging country growth. Loomis AB was up on good earnings, increasing margins and a new contract with Bank of America. The agreement states that Loomis will manage cash processing and check imaging services for 30 locations in the U.S., which is expected to generate more than $20 million in annual revenue for Loomis, while lowering costs for Bank of America. General Dynamics announced strong earnings, with growth in the aerospace sector and a hefty backlog in combat and marine systems. Among the underperformers were KONE, the elevator and escalator maker, which declined on slowing residential construction in China; Konecranes, which dropped on slower product sales in emerging markets; building systems Caverion that declined on general restructuring; and YIT Oyj, which was down due to slower Russian construction activity.

Many of the Fund’s U.S. information technology companies posted healthy results, including Xerox Corp., Hewlett-Packard, Western Union and Microsoft Corp. These returns couldn’t mitigate declines at Wincor Nixdorf, as the company announced lower revenues due to slowing emerging European market (Turkey, Russia) sales. Nevertheless, the CEO reassured investors that 2014 growth targets were still attainable.

3

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

The following table shows the Fund’s asset allocation at June 30, 2014.

 Polaris Global Value Fund Asset Allocation
	MSCI World Index	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Cash
N. America	59.2%	36.2%	2.1%	2.3%	3.1%	1.2%	1.4%	1.2%	6.2%	11.9%	5.1%	1.8%	0.0%
Japan	8.3%	4.3%	0.0%	0.0%	0.4%	0.0%	0.0%	2.5%	0.0%	0.0%	0.0%	1.4%	0.0%
Other Asia	5.0%	4.0%	0.5%	0.9%	0.7%	0.0%	0.0%	0.0%	0.0%	0.0%	1.9%	0.0%	0.0%
Europe	25.1%	34.2%	2.6%	0.0%	8.2%	1.7%	8.0%	3.9%	2.8%	3.6%	0.9%	2.5%	0.0%
Scandinavia	2.6%	11.8%	0.0%	0.0%	1.3%	3.8%	1.7%	0.0%	0.0%	4.9%	0.0%	0.0%	0.0%
Africa & S. America	0.0%	1.4%	1.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	8.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	8.1%
Portfolio Totals		100.0%	6.5%	3.2%	13.7%	6.8%	11.1%	7.6%	9.0%	20.4%	7.9%	5.7%	8.1%

Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Although we appreciate the global market gains over the past few quarters, we are concerned that such upward mobility may be partially due to greater liquidity and loose central bank monetary policy. The Bank for International Settlements noted that such fiscal policy could create asset bubbles and increase debt harmful to long-term economic prosperity. We concur with this assessment, and are careful to identify signs of economic weakness, including the recently contracting U.S. gross domestic product and slowing development in select Asian markets.

We also see pockets of growth throughout the world, with marginal improvements in some European countries, India, China and select emerging markets. Even the U.S. has positive indicators (rising home sales and better U.S. manufacturing activity) that we believe may indicate sustainable momentum. However, these macro-economic conditions do not drive our investment approach. Our focus remains on fundamental analysis – seeking to identify the most undervalued stocks that may be capable of growing stronger in difficult economic environments, while performing admirably in growth cycles too.

As always, we welcome your questions and comments.

Sincerely,

Bernard R. Horn, Jr.
Portfolio Manager

4

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

As of June 30, 2014, the Fund’s largest equity holdings and the percentages they represent in the Fund’s portfolio market value were as follows and are subject to change:

Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Greencore Group PLC	3.84%	Ameris Bancorp	1.42%
Forest Laboratories Inc.	2.19%	KDDI Corp.	1.41%
Methanex Corp.	1.88%	WellPoint, Inc.	1.40%
Duni AB, Class A	1.71%	Christian Dior SA	1.36%
Symrise AG	1.50%	Svenska Handelsbanken AB, Class A	1.36%

The Fund’s annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value	MSCI World Index		Polaris Global Value	MSCI World Index
2013	36.94%	26.68%	2001	2.21%	-16.82%
2012	21.00%	15.83%	2000	-5.82%	-13.18%
2011	-8.16%	-5.54%	1999	16.50%	24.93%
2010	20.64%	11.76%	1998	-8.85%	24.34%
2009	35.46%	29.99%	1997	34.55%	15.76%
2008	-46.19%	-40.71%	1996	23.34%	13.48%
2007	-3.97%	9.04%	1995	31.82%	20.72%
2006	24.57%	20.07%	1994	-2.78%	5.08%
2005	10.52%	9.49%	1993	25.70%	22.50%
2004	23.63%	14.72%	1992	9.78%	-5.23%
2003	47.06%	33.11%	1991	17.18%	18.28%
2002	3.82%	-19.89%	1990	-11.74%	-17.02%

IMPORTANT INFORMATION

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involves risk and is not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund’s performance for the periods before June 1, 1998 is that of the limited partnership

5

POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

and includes the expenses of the limited partnership. If the limited partnership’s performance had been readjusted to reflect the second year expenses of the Fund, the Fund’s performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-year Morningstar Rating metrics. The Fund received a Morningstar Rating of a 4-star, 5-star, 5-star and 3-star against the World Stock Funds for the following periods: Overall (out of 825 funds), three-year (out of 825 funds), five-year (out of 661 funds) and ten-year (out of 334 funds), respectively, for the period ending June 30, 2014. © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Lipper Fund Awards are based on Lipper's Consistent Return calculation. Lipper scores for Consistent Return reflect funds' historical risk-adjusted returns relative to funds in the same Lipper classification and include each fund's expenses and reinvested distributions, but exclude sales charges. Consistent Return values are calculated with all eligible share classes for each eligible classification. The highest Lipper Leader for Consistent Return value within each eligible classification determines the fund classification winner over three, five or 10 years. Lipper, a Thomson Reuters company, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index.

The views in this letter were those of the Fund manager as of June 30, 2014 and may not reflect the views of the manager on the date this letter is second published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

6

POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the “Fund”) compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States, Canada, Europe, the Middle East and the Pacific. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed while the MSCI World Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.32%. However, effective January 1, 2014, the Fund’s adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

7

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Shares	Security Description	Value

Common Stock - 91.2%
Australia - 0.7%
30,900	BHP Billiton PLC, ADR	$2,015,607

Belgium - 1.0%
15,936	Solvay SA, Class A	2,742,921

Canada - 1.9%
85,437	Methanex Corp.	5,282,113

Finland - 2.7%
151,410	Caverion Corp.	1,600,555
80,376	Kone Oyj, Class B	3,354,595
38,520	Konecranes Oyj	1,243,738
133,510	YIT Oyj	1,537,476
		7,736,364
France - 5.1%
19,265	Christian Dior SA	3,832,951
207,200	Etablissements Maurel et Prom (a)	3,550,744
42,941	Imerys SA	3,618,498
61,707	Ipsos	2,315,597
71,930	Transgene SA (a)	940,615
		14,258,405
Germany - 9.4%
28,400	BASF SE	3,306,657
192,800	Deutsche Telekom AG	3,379,214
109,890	Freenet AG	3,495,474
38,400	Hannover Rueck SE	3,460,364
41,886	LANXESS AG	2,827,291
14,900	Muenchener Rueckversicherungs AG, Class R	3,303,177
77,500	Symrise AG	4,223,076
45,016	Wincor Nixdorf AG	2,567,632
		26,562,885
Hong Kong - 0.9%
2,196,000	Guangdong Investment, Ltd.	2,533,062

India - 0.7%
35,905	Infosys, Ltd., ADR	1,930,612

Shares	Security Description	Value

Ireland - 4.9%
112,365	CRH PLC	$2,883,363
2,372,838	Greencore Group PLC	10,785,683
		13,669,046
Israel - 1.2%
65,600	Teva Pharmaceutical Industries, Ltd., ADR	3,438,752

Italy - 2.0%
114,389	GTECH SpA	2,795,897
307,950	Trevi Finanziaria Industriale SpA	2,785,170
		5,581,067
Japan - 4.3%
117,200	Asahi Group Holdings, Ltd.	3,678,950
64,800	KDDI Corp.	3,952,413
49,916	MEIJI Holdings Co., Ltd.	3,306,217
730,000	Showa Denko KK	1,037,659
		11,975,239
Norway - 3.6%
180,096	DNB ASA	3,294,305
329,929	SpareBank 1 SR Bank ASA	3,213,847
73,000	Yara International ASA	3,657,230
		10,165,382
South Africa - 1.4%
64,370	Sasol, Ltd.	3,827,458

South Korea - 1.2%
2,544	Samsung Electronics Co., Ltd.	3,323,945

Sweden - 5.3%
305,200	Duni AB, Class A	4,796,193
91,802	Investor AB, Class B	3,444,524
91,803	Loomis AB, Class B	2,823,524
78,200	Svenska Handelsbanken AB, Class A	3,828,336
		14,892,577
Switzerland - 1.3%
39,300	Novartis AG	3,558,626

See Notes to Financial Statements.                            8

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

Shares	Security Description	Value

Thailand - 0.5%
921,550	Thai Oil PCL	$1,476,524

United Kingdom - 9.0%
516,363	Barratt Developments PLC	3,302,400
396,793	BBA Aviation PLC	2,098,331
123,988	Bellway PLC	3,322,943
146,476	Persimmon PLC	3,191,144
360,265	Rexam PLC	3,298,582
154,431	Standard Chartered PLC	3,155,661
1,734,842	Taylor Wimpey PLC	3,384,669
246,657	Tullow Oil PLC	3,602,869
		25,356,599
United States - 34.1%
50,200	ALLETE, Inc.	2,577,770
185,050	Ameris Bancorp (a)	3,989,678
152,404	Astoria Financial Corp.	2,049,834
121,920	BNC Bancorp	2,081,174
89,000	Brookline Bancorp, Inc.	833,930
139,467	Brooks Automation, Inc.	1,502,060
37,851	Carter's, Inc.	2,609,069
169,774	Colony Bankcorp, Inc. (a)	1,071,274
159,200	Dime Community Bancshares, Inc.	2,513,768
62,200	Forest Laboratories, Inc. (a)	6,157,800
575,114	Frontier Communications Corp.	3,358,666
29,867	General Dynamics Corp.	3,480,999
95,400	Hewlett-Packard Co.	3,213,072
90,924	Independent Bank Corp.	3,489,663
141,263	International Bancshares Corp.	3,814,101
67,982	Marathon Oil Corp.	2,713,842
38,991	Marathon Petroleum Corp.	3,044,027
85,500	Microsoft Corp.	3,565,350
36,344	NextEra Energy, Inc.	3,724,533
33,200	Peoples Bancorp, Inc.	878,140
25,065	Praxair, Inc.	3,329,635
61,733	Quest Diagnostics, Inc.	3,623,110
65,124	Regal Entertainment Group, Class A	1,374,116
186,097	Southwest Bancorp, Inc.	3,174,815
37,455	The Chubb Corp.	3,452,227
32,700	The JM Smucker Co.	3,484,839
121,400	The Western Union Co.	2,105,076
42,384	UnitedHealth Group, Inc.	3,464,892
169,900	Univest Corp. of Pennsylvania	3,516,930
33,351	Verizon Communications, Inc.	1,631,864
72,738	Webster Financial Corp.	2,294,157

Shares	Security Description	Value

United States – (continued)
36,600	WellPoint, Inc.	$3,938,526
297,900	Xerox Corp.	3,705,876
		95,764,813

Total Common Stock (Cost $185,835,895)	256,091,997

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$33,000	Middlesex Federal Savings Bank	0.50%	12/15/14	33,000
33,012	Stoneham Savings Bank	0.25	11/24/14	33,012
Total Certificates of Deposit (Cost $66,012)				66,012
Total Short-Term Investments (Cost $66,012)				66,012

Total Investments - 91.2% (Cost $185,901,907)*	$256,158,009
Other Assets & Liabilities, Net – 8.8%	24,731,209
Net Assets – 100.0%	$280,889,218

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$80,236,937
Gross Unrealized Depreciation	(9,980,835)
Net Unrealized Appreciation	$70,256,102

See Notes to Financial Statements.                               9

POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of June 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Investments At Value	Level 1	Level 2	Level 3	Total

Common Stock
Australia	$2,015,607	$-	$-	$2,015,607
Belgium	2,742,921	-	-	2,742,921
Canada	5,282,113	-	-	5,282,113
Finland	7,736,364	-	-	7,736,364
France	14,258,405	-	-	14,258,405
Germany	26,562,885	-	-	26,562,885
Hong Kong	2,533,062	-	-	2,533,062
India	1,930,612	-	-	1,930,612
Ireland	13,669,046	-	-	13,669,046
Israel	3,438,752	-	-	3,438,752
Italy	5,581,067	-	-	5,581,067
Japan	11,975,239	-	-	11,975,239
Norway	10,165,382	-	-	10,165,382
South Africa	3,827,458	-	-	3,827,458
South Korea	3,323,945	-	-	3,323,945
Sweden	14,892,577	-	-	14,892,577
Switzerland	3,558,626	-	-	3,558,626
Thailand	-	1,476,524	-	1,476,524
United Kingdom	25,356,599	-	-	25,356,599
United States	95,764,813	-	-	95,764,813
Certificates of Deposit	-	66,012	-	66,012
Total Investments At Value	$254,615,473	$1,542,536	$-	$256,158,009

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2014.

AFAPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	12.1%
Consumer Staples	8.3%
Energy	7.1%
Financials	22.2%
Health Care	9.8%
Industrials	7.4%
Information Technology	8.6%
Materials	14.9%
Telecommunication Services	6.2%
Utilities	3.4%
Short-Term Investments	0.0%
100.0%
A

See Notes to Financial Statements.                                           10

POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2014

	ASSETS
	Total investments, at value (Cost $185,901,907)	$256,158,009
	Cash	22,382,864
	Foreign currency (Cost $280,399)	281,929
	Receivables:
	Fund shares sold	1,366,035
	Dividends and interest	1,012,108
	Prepaid expenses	30,517
	Total Assets	281,231,462

	LIABILITIES
	Payables:
	Fund shares redeemed	62,093
	Foreign capital gains tax payable	53,480
	Accrued Liabilities:
Adviser	Investment adviser fees	165,944
	Trustees’ fees and expenses	242
	Fund services fees	32,780
	Other expenses	27,705
	Total Liabilities	342,244

	NET ASSETS	$280,889,218

	COMPONENTS OF NET ASSETS
	Paid-in capital	$315,308,440
	Undistributed net investment income	6,369,298
	Accumulated net realized loss	(111,006,525)
	Net unrealized appreciation	70,218,005
	NET ASSETS	$280,889,218
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	12,752,347
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$22.03
*	Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.                                                 11

POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $403,624)	$4,535,791
Interest income	10,078
Total Investment Income	4,545,869

EXPENSES
Investment adviser fees	1,229,968
Fund services fees	220,607
Custodian fees	20,230
Registration fees	11,624
Professional fees	24,493
Trustees' fees and expenses	4,868
Miscellaneous expenses	61,685
Total Expenses	1,573,475
Fees waived and expenses reimbursed	(355,806)
Net Expenses	1,217,669

NET INVESTMENT INCOME	3,328,200

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	382,373
Foreign currency transactions	1,562
Net realized gain	383,935
Net change in unrealized appreciation (depreciation) on:
Investments	12,767,156
Deferred foreign capital gains taxes	17,219
Foreign currency translations	(6,290)
Net change in unrealized appreciation (depreciation)	12,778,085
NET REALIZED AND UNREALIZED GAIN	13,162,020
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,490,220

See Notes to Financial Statements.                                           12

POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
OPERATIONS
Net investment income	$3,328,200	$3,261,926
Net realized gain	383,935	5,790,530
Net change in unrealized appreciation (depreciation)	12,778,085	51,362,204
Increase in Net Assets Resulting from Operations	16,490,220	60,414,660

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(2,322,213)

CAPITAL SHARE TRANSACTIONS
Sale of shares	46,463,182	14,005,305
Reinvestment of distributions	-	2,234,527
Redemption of shares	(6,512,578)	(16,893,045)
Redemption fees	2,962	3,201
Increase (Decrease) in Net Assets from Capital Share Transactions	39,953,566	(650,012)
Increase in Net Assets	56,443,786	57,442,435

NET ASSETS
Beginning of Period	224,445,432	167,002,997
End of Period (Including line (a))	$280,889,218	$224,445,432

SHARE TRANSACTIONS
Sale of shares	2,186,299	742,758
Reinvestment of distributions	-	108,262
Redemption of shares	(307,915)	(945,705)
Increase (Decrease) in Shares	1,878,384	(94,685)

(a) Undistributed net investment income.	$6,369,298	$3,041,098

See Notes to Financial Statements.                                              13

POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Year Ended December 31,
June 30, 2014	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning
of Period	$20.64	$15.23	$12.72	$14.00	$11.73	$8.66
INVESTMENT OPERATIONS
Net investment income (a)	0.29	0.30	0.19	0.15	0.11	0.09
Net realized and unrealized
gain (loss)	1.10	5.33	2.48	(1.29)	2.31	2.98
Total from Investment
Operations	1.39	5.63	2.67	(1.14)	2.42	3.07
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.22)	(0.16)	(0.14)	(0.15)	—	(b)
Total Distributions to Shareholders	—	(0.22)	(0.16)	(0.14)	(0.15)	—
REDEMPTION FEES (a)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
NET ASSET VALUE, End
of Period	$22.03	$20.64	$15.23	$12.72	$14.00	$11.73
TOTAL RETURN	6.73	%(c)	36.94%	21.00%	(8.16)%	20.64%	35.46%
RATIOS/SUPPLEMENTARY
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$280,889	$224,445	$167,003	$151,849	$188,473	$191,398
Ratios to Average Net Assets:
Net investment income	2.71	%(d)	1.70%	1.34%	1.10%	0.89%	0.91%
Net expense	0.99	%(d)	1.04%	1.36%	1.36%	1.38%	1.45%
Gross expense	1.28	%(d)(e)	1.32	%(e)	1.36%	1.36%	1.39	%(e)	1.46	%(e)
PORTFOLIO TURNOVER RATE	1	%(c)	14%	14%	12%	10%	22%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                              14

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 1. Organization

The Polaris Global Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from

15

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

16

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2014, the Fund held $22,132,864 as cash reserves at Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Polaris Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund’s administrator for amounts paid by the administrator for providing shareholder service activities

17

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

that are not otherwise provided by the transfer agent. The Fund’s administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the period ended June 30, 2014, the Fund did not make any payments under the shareholder service plan.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2015. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2014, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$329,491	$26,315	$355,806

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2014, were $34,472,241 and $3,386,997,  respectively.

18

POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 7. Federal Income Tax

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$3,865,300
Capital and Other Losses	(111,211,248)
Unrealized Appreciation	56,436,506
Total	$(50,909,442)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in passive foreign investment companies.

As of December 31, 2013, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:

2016	2017	2018
$36,071,788	$59,164,411	$15,622,903

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Therefore, it is possible that all or a portion of a fund’s pre-effective capital loss carryforwards could expire unused. In addition to the amounts noted in the table above, the Fund has $23,924 available short term capital loss carryforwards and $328,222 available long term capital loss carryforwards that have no expiration date.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

19

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2014

Investment Advisory Agreement Approval

At the March 21, 2014 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf. The Board also discussed the materials with Independent Trustee counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Independent Trustee counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board considered that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting, including, among other things, information concerning the Fund's performance and services provided by the Adviser.

At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on the written materials received, a presentation from a senior representative of the Adviser, and a discussion with the Adviser of the Adviser’s personnel, operations and financial condition, the Board considered the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal investment responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of those professionals. The Board also considered the capability and integrity of the Adviser’s senior management and staff.

The Board further considered the adequacy of the Adviser’s resources. The Board considered the total assets under management of the Adviser and the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the foregoing, and other relevant considerations, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the performance of the Fund compared to its benchmark as of December 31, 2013. The Board considered that the Fund outperformed its benchmark for the one-year period. The Board also considered the Fund’s performance relative to its Lipper Inc. peer group as of January 31, 2014, noting that, based on the information provided, the Fund outperformed each of the peer group funds for the one-year and three-year periods and performed in the top quartile of its peer group for the five-year period. Based on the foregoing and noting the Fund's asset growth, among other relevant considerations, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

20

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2014

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of similar mutual funds. The Board considered that the Adviser’s actual advisory fee rate and actual total expenses for the Fund were above the median of its Lipper Inc. peer group. Based on the foregoing and noting the Fund’s asset growth, among other things, the Board concluded that the Adviser’s advisory fee rate charged to the Fund appeared to be within a reasonable range in light of the services it provides to the Fund.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund as well as the Adviser’s discussion of costs and profitability. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representation that the Fund potentially could benefit from economies of scale as assets grow, but the Adviser currently is not proposing breakpoints or changes in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board considered the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC’s website at www.sec.gov.

21

POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
JUNE 30, 2014

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014, through June 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2014	June 30, 2014	Period*	Ratio*
Actual	$1,000.00	$1,067.30	$5.07	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

22

POLARIS GLOBAL VALUE FUND

INVESTMENT ADVISER
Polaris Capital Management, LLC
121 High Street
Boston, MA 02110-2475

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

225-SAR-0614

SEMI-ANNUAL REPORT
June 30, 2014
(Unaudited)

POLARIS
CAPITAL MANAGEMENT, LLC
http://www.polarisfunds.com
(888) 263-5594

Semi-Annual Report
June 30, 2014 (Unaudited)

THE BEEHIVE FUND
Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders                1
Performance Chart and Analysis                3
Schedule of Investments                 4
Statement of Assets and Liabilities                       5
Statement Of Operations                 6
Statements of Changes in Net Assets                                          7
Financial Highlights                                     8
Notes to Financial Statements                               9
Additional Information                                                                          12

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the “Fund”) as of June 30, 2014, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

 “The arrogance of success is to think that what we did yesterday is good enough for tomorrow”

- William Pollard

Dear Shareholder,

After a slow start to the calendar year, the equity markets quietly gained ground during the second quarter.  The S&P 500® Index rose 5.2%, bringing year-to-date returns to approximately 7%.  Your Fund advanced 1% more than the S&P 500 Index during the second quarter and is roughly in-line with the index for the year.

The markets, both equity and credit, have exhibited unusual calm – or perhaps complacency – these past few months.  Volatility, as measured by the VIX index, is at a multi-year low.  Credit spreads are extremely low in historical terms, and absolute yields for low-rated corporate bonds are now at their historical all-time lows.  The amount of ‘junk’ debt being issued is near the highs of 2006, pre-credit crisis.  It seems that investors have forgotten that one of the core reasons behind the crisis of 2008 was too much credit being issued to too many weak firms, for too little return, and with too few protections.

The enablers of this risk-taking are a Federal Reserve (“Fed”) discount rate near 0% and a 10-year Treasury rate currently at 2.60%.  A consensus has formed that interest rates will likely remain low for much longer.  The Fed seems more focused on enforcing this notion than it is on the current asset price inflation.  Its intention is to stimulate further economic activity and hiring.  But the price of doing so is an increased flow to riskier assets in a search for yield.

Importantly, we do not believe the current interest rate environment will result in systematic global failure similar to 2008.  Leverage does not appear to us as pervasive and unchecked as pre-2008, and does not permeate the large financial institutions to the same extent.  The mortgage market, which is much larger and potentially destabilizing than the high yield debt market, has been relatively well behaved in its credit standards.  The current economic cycle actually appears to us as in its early stages as hiring, business investment and spending are just now gaining steam.  But there is enough complacency that we do believe a significant correction in both equity and credit markets may occur.  To us, this might be a buying opportunity.  Notwithstanding the risk-taking that fueled recent gains, we believe the economic cycle – and therefore profits – will likely continue to improve for the foreseeable future.

The BeeHive Fund Portfolio

During the second quarter, we made one new purchase and exited two names entirely.

The purchase is a familiar name, but – for obvious reasons – is a very different company than before.  There are few companies as well known as, or perhaps as reviled as, AIG.  There are also few companies that have undergone as much scrutiny by regulators and their own management over the last few years.  Today, the company has one of the largest, and we believe undervalued, insurance franchise in the world and little, if any, of the risky businesses that led it into trouble.  The company continues to work through reputational issues, an overhaul of its underwriting process and an inefficient cost structure – but we believe it trades at a significant discount to its true value.  In conjunction with this purchase, we sold our long held position in AON.  We made significant gains in this stock (roughly 120%) as our original thesis played out over a little more than four years.  We like the discounted value of AIG in the insurance space more than the fully valued shares of AON.

We also sold our position in eBay at a small loss.  In short, we grew uncomfortable about the potential for slowing trends in the Market Place business and the likelihood of additional investment in the PayPal segment to fend off growing competition.  When our thesis is at risk, it is often best to walk away.

Concluding Thoughts

We have little to add to the continuing debate about central bank policy and the direction of interest rates.  We do, however, believe it imperative to understand where potential risks reside.  Rates may indeed stay low for an extended amount of time, but we believe this poses very little near-term risk to our investment portfolio, and in fact may be a very good back-drop.  In contrast, a rise in interest rates, depending entirely on how fast and for what reasons, would pose a more immediate risk to markets.  U.S. equities have

1

THE BEEHIVE FUND
A MESSAGE TO OUR SHAREHOLDERS
JUNE 30, 2014

appreciated significantly and could experience a normal pull-back (in the range of 10%) at any time.  However, we do not see the ingredients necessary for a more dramatic pullback on the scale of 2008 or 2000.

As for your Fund, we continue to believe that well selected and well valued securities – stocks and bonds – will provide the best long-term returns.  As rates rise, we will see an unwinding of investments tied to low rates.  But, as we have said before we believe an improving economy will matter more to a well allocated portfolio.

Sincerely,

Spears Abacus

Appendix

AIG

In 2008, many observers believed that AIG would never recover from the reputational and financial strain imposed by its near collapse.  Today, AIG is a fraction of its former size, but the business has stabilized, the balance sheet has been repaired, and the government has been repaid.

Despite this progress, AIG shares trade at 75% of tangible book value, suggesting that investors remain skeptical.  To some degree this skepticism is understandable as AIG’s operational recovery has lagged its balance sheet restructuring.  We believe that AIG’s stubbornly high property and casualty combined ratio (a key insurance profitability ratio that expresses cost as a percentage of revenue where lower is better) hides the progress that has been made overhauling the firm’s underwriting and claims processing systems and procedures.  In fact, a closer look reveals that accident year loss ratios are improving but have been offset by elevated spending on system implementation and personnel.  We believe that, as spending on operational improvement moderates and premium growth resumes, AIG’s expense ratio may decline towards global peer levels of approximately 30%.  This alone should reduce AIG’s combined ratio from today’s breakeven levels to a more respectable mid-90’s percent level by 2016.

Although AIG has been designated as a non-bank SIFI (Systemically Important Financial Institution), we believe that excess capital return will also be part of the story and anticipate that AIG will return over $16 billion of cash (20% of current market cap) to shareholders through 2016.

We believe that this turnaround will cause investors who left AIG for dead – many swearing never to return – to take a fresh look at the company.  This should drive multiple expansions, and we believe that AIG shares could trade at 1x our 2016 tangible book estimate of $77.

2

THE BEEHIVE FUND
PERFORMANCE CHART AND ANALYSIS
JUNE 30, 2014

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500 Index (the “S&P 500”) since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.01%. However, the Fund’s advisor has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 0.99%, until at least April 30, 2015. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

THE BEEHIVE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2014

AFA
Shares	Security Description	Value

Common Stock - 95.3%
Consumer Discretionary - 18.9%
38,630	AutoNation, Inc. (a)	$2,305,438
85,300	Comcast Corp., Class A	4,578,904
66,030	Delphi Automotive PLC	4,538,902
88,360	Imax Corp. (a)	2,516,493
96,300	Johnson Controls, Inc.	4,808,259
38,580	Starbucks Corp.	2,985,321
		21,733,317
Energy - 13.1%
42,321	Devon Energy Corp.	3,360,287
102,990	Marathon Oil Corp.	4,111,361
34,910	Schlumberger, Ltd.	4,117,634
60,755	The Williams Cos., Inc.	3,536,549
		15,125,831
Financials - 18.1%
51,120	ACE, Ltd.	5,301,144
105,250	American International Group, Inc.	5,744,545
90,191	CIT Group, Inc.	4,127,140
102,904	MetLife, Inc.	5,717,346
		20,890,175
Industrials - 17.1%
84,570	Avery Dennison Corp.	4,334,213
53,010	Delta Air Lines, Inc.	2,052,547
45,830	Pentair PLC	3,305,260
131,820	Republic Services, Inc.	5,005,205
49,190	United Parcel Service, Inc., Class B	5,049,845
		19,747,070
Materials - 2.0%
36,850	Carpenter Technology Corp.	2,330,763

Pharmaceuticals, Biotechnology and Life Sciences - 8.1%
40,340	Celgene Corp. (a)	3,464,399
14,800	Gilead Sciences, Inc. (a)	1,227,068
39,490	Thermo Fisher Scientific, Inc.	4,659,820
		9,351,287
Software and Services - 10.3%
3,082	Google, Inc., Class A (a)	1,801,953
5,197	Google, Inc., Class C (a)	2,989,730
81,405	Microsoft Corp.	3,394,589
89,710	Oracle Corp.	3,635,946
		11,822,218
Technology Hardware and Equipment - 7.7%
54,145	Apple, Inc.	5,031,695
103,780	Trimble Navigation, Ltd. (a)	3,834,671
		8,866,366
Total Common Stock (Cost $71,681,527)		109,867,027

Money Market Fund - 4.8%
5,492,639	Fidelity Institutional Cash Money Market Fund, 0.05% (b) (Cost $5,492,639)	5,492,639

Total Investments - 100.1% (Cost $77,174,166)*	$115,359,666

Other Assets & Liabilities, Net – (0.1)%	(88,899)
Net Assets – 100.0%	$115,270,767

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2014.

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of::

Gross Unrealized Appreciation	$38,185,500
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$38,185,500

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$109,867,027
Level 2 - Other Significant Observable Inputs	5,492,639
Level 3 - Significant Unobservable Inputs	-
Total	$115,359,666

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to the Schedule of Investments for a further breakout of each security by type.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2014.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	18.8%
Energy	13.1%
Financials	18.1%
Industrials	17.1%
Materials	2.0%
Pharmaceuticals, Biotechnology and Life Sciences	8.1%
Software and Services	10.3%
Technology Hardware and Equipment	7.7%
Money Market Fund	4.8%
100.0%

AFA

See Notes to Financial Statements.                                  4

THE BEEHIVE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2014

ASSETS
Total investments, at value (Cost $77,174,166)	$115,359,666
Receivables:
Dividends	94,691
Prepaid expenses	5,078
Total Assets	115,459,435

LIABILITIES
Payables:
Fund shares redeemed	89,767
Accrued Liabilities:
Investment advisor fees	70,098
Fund services fees	14,144
Other expenses	14,659
Total Liabilities	188,668

NET ASSETS	$115,270,767

COMPONENTS OF NET ASSETS
Paid-in capital	$72,443,751
Undistributed net investment income	262,815
Accumulated net realized gain	4,378,701
Net unrealized appreciation	38,185,500
NET ASSETS	$115,270,767
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,859,594
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.67

See Notes to Financial Statements.                                  5

THE BEEHIVE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2014

INVESTMENT INCOME
Dividend income	$806,143
Total Investment Income	806,143

EXPENSES
Investment advisor fees	411,611
Investment advisor expense reimbursements recouped	2,908
Fund services fees	86,861
Custodian fees	5,498
Registration fees	2,047
Professional fees	19,531
Trustees’ fees and expenses	2,216
Miscellaneous expenses	12,656
Total Expenses	543,328

NET INVESTMENT INCOME	262,815

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,523,263
Net change in unrealized appreciation (depreciation) on investments	2,487,792
NET REALIZED AND UNREALIZED GAIN	7,011,055
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,273,870

See Notes to Financial Statements.                                        6

THE BEEHIVE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
OPERATIONS
Net investment income	$262,815	$401,226
Net realized gain	4,523,263	4,062,357
Net change in unrealized appreciation (depreciation)	2,487,792	25,253,270
Increase in Net Assets Resulting from Operations	7,273,870	29,716,853

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(401,280)
Net realized gain	-	(5,870,650)
Total Distributions to Shareholders	-	(6,271,930)

CAPITAL SHARE TRANSACTIONS
Sale of shares	2,421,230	2,482,526
Reinvestment of distributions	-	6,256,434
Redemption of shares	(6,314,636)	(7,223,894)
Increase (Decrease) in Net Assets from Capital Share Transactions	(3,893,406)	1,515,066
Increase in Net Assets	3,380,464	24,959,989

NET ASSETS
Beginning of Period	111,890,303	86,930,314
End of Period (Including line (a))	$115,270,767	$111,890,303

SHARE TRANSACTIONS
Sale of shares	176,905	197,214
Reinvestment of distributions	-	472,759
Redemption of shares	(455,392)	(579,985)
Increase (Decrease) in Shares	(278,487)	89,988

(a) Undistributed net investment income	$262,815	$-

See Notes to Financial Statements.                                           7

THE BEEHIVE FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Years Ended December 31,
June 30, 2014	2013	2012	2011	2010	2009
NET ASSET VALUE, Beginning of Period	$13.75	$10.80	$10.35	$11.14	$9.75	$7.44
INVESTMENT OPERATIONS
Net investment income (a)	0.03	0.05	0.07	0.02	0.05	0.05
Net realized and unrealized gain (loss)	0.89	3.71	1.11	(0.59)	1.59	2.30
Total from Investment Operations	0.92	3.76	1.18	(0.57)	1.64	2.35
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.05)	(0.07)	(0.02)	(0.04)	(0.04)
Net realized gain	—	(0.76)	(0.66)	(0.20)	(0.21)	—
Total Distributions to Shareholders	—	(0.81)	(0.73)	(0.22)	(0.25)	(0.04)
NET ASSET VALUE, End of Period	$14.67	$13.75	$10.80	$10.35	$11.14	$9.75
TOTAL RETURN	6.69	%(b)	35.13%	11.46%	(5.10)%	16.90%	31.59%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$115,271	$111,890	$86,930	$82,398	$75,848	$42,195
Ratios to Average Net Assets:
Net investment income	0.48	%(c)	0.41%	0.62%	0.16%	0.46%	0.55%
Net expense	0.99	%(c)	0.99%	0.99%	0.99%	0.99%	1.00%
Gross expense	0.99	%(c)	1.01	%(d)	1.04	%(d)	1.07	%(d)	1.47	%(d)	1.88	%(d)
PORTFOLIO TURNOVER RATE	13	%(b)	28%	40%	34%	43%	33%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.                                              8

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Note 1. Organization

The BeeHive Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the advisor believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of June 30, 2014, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

9

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2014, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Advisor – Spears Abacus Advisors LLC (the “Advisor”) is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund’s average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $45,000 for service to the Trust ($66,000 for the Chairman). The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of

10

THE BEEHIVE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2014

Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2015, to limit total annual Fund operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%. For the period ended June 30, 2014, there were no fees waived or expenses reimbursed.

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed 0.99%.  As of June 30, 2014, the following amounts are subject to recapture by the Advisor:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
December 31, 2011	$68,302	December 31, 2014	$2,908
December 31, 2012	$41,182	December 31, 2015	$-
December 31, 2013	$17,224	December 31, 2016	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2014, were $13,866,383 and $19,685,387,  respectively.

Note 6. Federal Income Tax

As of December 31, 2013, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation	$35,553,146

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

11

THE BEEHIVE FUND
ADDITIONAL INFORMATION
JUNE 30, 2014

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014, through June 30, 2014.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2014	June 30, 2014	Period*	Ratio*
Actual	$1,000.00	$1,066.91	$5.07	0.99%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

12

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Forum Funds

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           August 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date           August 18, 2014

By           /s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date           August 18, 2014